[DEUTSCHE ASSET MANAGEMENT LETTERHEAD]

Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder Treasury Money Portfolio, on Form N-CSR of the Scudder Treasury Money Portfolio (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 19, 2003                                /s/Richard T. Hale
                                               --------------------------
                                               Richard T. Hale
                                               Chief Executive Officer
                                               Scudder Treasury Money
                                               Portfolio

                                          [DEUTSCHE ASSET MANAGEMENT LETTERHEAD]



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Treasury Money Portfolio, on Form N-CSR of the Scudder Treasury Money Portfolio (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 19, 2003                                        /s/Charles A. Rizzo
                                                       ------------------------
                                                       Charles A. Rizzo
                                                       Chief Financial Officer
                                                       Scudder Treasury Money
                                                       Portfolio